NovaStar Financial
(NYSE-NFI)
www.novastarmortgage.com

2007 First Quarter Earnings

Conference Call

May 11, 2007

Safe Harbor Statement

This Presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934, as amended, regarding management's beliefs, estimates, projections, and assumptions with respect to, among other things, our future operations, business plans and strategies, as well as industry and market conditions, all of which are subject to change at any time without notice. Actual results and operations for any future period may vary materially from those discussed herein. Some important factors that could cause actual results to differ materially from those anticipated include:
our ability to generate and maintain sufficient liquidity on favorable terms; the size, frequency and structure of our securitizations; our ability to sell loans we originate in the marketplace; impairments on our mortgage assets; increases in prepayment or default rates on our mortgage assets; increases in loan repurchase requests;  inability of potential borrowers to meet our underwriting guidelines; changes in assumptions regarding estimated loan losses and fair value amounts; finalization of the amount and terms of any severance provided to terminated employees; finalization of the accounting impact of  our previously-announced reduction in workforce; events impacting the subprime mortgage industry in general, including events impacting our competitors and liquidity available to the industry; the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to generate acceptable origination volume while maintaining an acceptable level of overhead; residential property values; our continued status as a REIT; interest rate fluctuations on our assets that differ from our liabilities; the outcome of litigation or regulatory actions pending against us or other legal contingencies; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations; our ability to adapt to and implement technological changes; compliance with new accounting pronouncements; our ability to successfully integrate acquired businesses or assets with our existing business; the impact of general economic conditions; and the risks that are from time to time included in our filings with the SEC, including our Annual Report on Form 10-K for the year ended
December 31, 2006 and our quarterly report on form 10-Q for the period ended March 31, 2007. Other factors not presently identified may also cause actual results to differ. Words such as "believe," "expect," "anticipate," "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or
"may" are generally intended to identify forward-looking statements. This presentation speaks only as of its date and we expressly disclaim any duty to update the information herein.

NovaStar Q1 Takeaways

March appears to have been the worst month for
the capital markets

Liquidity is coming back – sell through BBB-

Spreads have tightened from the widest levels

Production

Coupons up / risk profile is improved (less layered risk)

Whole loan pricing is improving

Q1 portfolio performance – less impairments than
Q4 2006

Keys to mortgage banking profitability

Mortgage banking costs need to come down

Spreads need to tighten to help improve whole loan
pricing

Capital Markets
Transactions

2007-1

$1.9 Billion deal closed on February 28

REMIC – but on balance sheet due to securities
retained

CDO debt

$375 million deal closed on February 8

Non-recourse financing for mortgage securities

Liquidity Risks

Margin call exposure

Whole loans

Prices for the same coupon are 2-3 points lower because of funding spreads & higher capital requirements

Each 100 bp of spread widening = 2.5 points of value

Residual securities

2.5 year duration

100bp of spread widening lowers value by 2.5%

Pre-CDO aggregation repo

4 year duration

100bp of spread widening lowers value by approximately 4%

Mortgage Banking “burn” rate

Cost of 102.5-103 (102.75) @ $300M / mo

Value of collateral at 100 => loss is $8M per month

101 => $5M per month

102 => $2M per month

Spread over LIBOR (bps)
140
120
100
80
60
40
20
0
1 yr AAA
2 yr AAA
3 yr AAA
Long AAA
AA+
AA
AA-
A+
A
12
20
25
35
45
65
75
100
130
28
33
35
40
60
85
6
11
15
25
22
27
31
37
39
Tights of 2006
Wides of 2007
Current Levels

Spreads AAA/A

NovaStar estimates – may not be indicative of where NovaStar would trade

Spread over LIBOR (bps)
0
200
400
600
800
1000
1200
1400
1600
1800
2000
A-
BBB+
BBB
BBB-
BB+
BB
45
80
115
190
500
725
175
375
575
850
1500
1900
175
250
475
1200
1700
Tights of 2006
Wides of 2007
Current Levels

Spreads A-/BB

NovaStar estimates – may not be indicative of where NovaStar would trade

Financing Facilities

$100 million Wachovia Facility

Pledge unencumbered residuals and MSRs

Additional liquidity as needed

$1.9 billion Wachovia “Global” Facility

Q1 Earnings Review
Greg Metz, CFO

Election to Terminate
REIT Status

Company anticipates little or no taxable
income over next several years

Without taxable income no requirement for
REIT dividends

REIT compliance is restrictive to business
operations

After careful consideration Board elected to
terminate REIT status beginning January 1,
2008

Deferred Tax Asset
Impact of Terminating REIT Status

REIT has existing tax basis temporary differences
related primarily to mortgage securities

These tax deductible temporary differences will
reverse in 2008 and later years

The election to terminate REIT status gives rise to
future tax benefits of approximately $84 million.

Under GAAP required to record the benefit in Q1.

Adoption of FAS 159

The Company elected to early adopt FAS
159

Fair Value Option for financial assets and
liabilities

Elected to apply to the CDO debt

Natural hedge against underlying trading
securities

Required write-off of deferred debt issuance
costs of approximately $5 million

Portfolio Review

Residual Securities

$3 mil impairment

Trading securities financed with CDO debt

$39 mil mark-to-market on assets

$41 mil mark-to-market on liabilities

$(2) net change (after write-off of debt issuance costs)

Trading securities (pre-CDO)

$11 mil mark-to-market

On-balance sheet securitizations

2006-1 $5 mil provision

2006-1MTA $1 mil provision

2007-1 $14 mil provision

Mortgage Portfolio Management
Interest income	$ 83,556
Interest expense	47,753
Net interest income before provision for credit losses	35,803
Provision for credit losses	(19,913)
Losses on sales of mortgage assets	-
Fair value adjustment	(9,491)
Valuation adjustment on mortgage loans - HFS	-
Premiums for mortgage loan insurance	(2,808)
Fee income	-
Gains (losses) on derivative instruments	378
Impairment on mortgage securities - AFS	(3,424)
Other income (expense), net	4,038
General and administrative expenses	(6,719)
(Loss) income from continuing operations before tax	(2,136)
Income tax (benefit) expense	(90,857)
Net income (loss)	$ 88,721

Portfolio Earnings

Mortgage Lending
Interest income	$ 40,515
Interest expense	36,378
Net interest income before provision for credit losses	4,137
Provision for credit losses	-
Losses on sales of mortgage assets	(6,302)
Fair value adjustment	-
Valuation adjustment on mortgage loans - HFS	(17,186)
Premiums for mortgage loan insurance	(2,313)
Fee income	807
Gains (losses) on derivative instruments	(3,049)
Impairment on mortgage securities - AFS	-
Other income (expense), net	(6)
General and administrative expenses	(48,108)
(Loss) income from continuing operations before tax	(72,020)
Income tax (benefit) expense	(26,267)
Net income (loss)	$ (45,753)

Mortgage Lending
Earnings

Loan Servicing
Interest income	$ 6,966
Interest expense	-
Net interest income before provision for credit losses	6,966
	-
Provision for credit losses	-
Losses on sales of mortgage assets	-
Fair value adjustment	-
Valuation adjustment on mortgage loans - HFS	-
Premiums for mortgage loan insurance	-
Fee income	7,423
Gains (losses) on derivative instruments	-
Impairment on mortgage securities - AFS	-
Other income (expense), net	-
General and administrative expenses	(9,595)
(Loss) income from continuing operations before tax	4,794
Income tax (benefit) expense	1,748
Net income (loss)	$ 3,046

Servicing Earnings

2007 Dividend Alternatives

Under tax rules dividends can be paid in the
form of cash and/or “property.”

The term “property” is broadly defined and
generally includes:

Notes, bonds, debentures or other debt
securities of the corporation

Stock of the company generally does not
qualify except in certain limited circumstances.

Mortgage Banking Review
Lance Anderson, President & COO

Origination Environment

Fewer competitors exist today as many have
closed their doors

Guidelines in the industry have tightened for most
originators

Industry volumes are down – unclear as to where
volumes will settle (how large is the market?)

Pricing across the board from aggressive to
conservative but is starting to converge as capital
markets execution becomes known

NovaStar’s Production

Wholesale down to $1 billion in quarter, $183
million for month of March.  Trend continues for
weaker production.

Retail volume is up with acquisition of certain
retail branch assets. $348 million for the quarter
$117 million in March.  Expect slow growth
remainder of year.

Coupon is up and credit characteristics are
improved.

Early payment defaults are down and continue to
trend down

Recent Production
Data

NA

1.57%

1.70%

1.97%

2.76%

3.36%

FPD

60%

63%

72%

83%

90%

93%

Wholesale

40%

37%

28%

17%

10%

7%

Retail

4.5%

3.7%

4.9%

5.8%

5.5%

5.9%

NOO

47.8%

43.9%

45.2%

51.5%

50.9%

53.3%

Non-Full Doc

32.0%

29.1%

27.4%

23.7%

21.9%

23.8%

40/30

4.2%

8.4%

9.8%

12.4%

11.5%

11.2%

Interest Only

68.3%

67.3%

69.6%

75.0%

73.1%

75.7%

ARMs

0.3%

3.3%

3.1%

4.5%

4.8%

4.6%

2nd Lien

78.9%

83.2%

84.2%

86.6%

86.3%

86.6%

CLTV

78.7%

80.6%

81.6%

82.9%

82.7%

82.9%

LTV

618

626

FICO

9.46%

9.07%

8.81%

8.85%

8.74%

8.85%

WAC

$262,494

$314,759

$386,249

$739,226

$917,378

$872,895

Production (000's)

Apr '07

Mar '07

Feb '07

Jan '07

Dec '06

Nov '06

Profitability Goals

Working to get wholesale costs down to 102
and retail down to 101.5 at current volumes
over next few months.

Assuming asset value recovers to mid 102s
could have mortgage banking business
break even to slightly profitable.

As market recovers focus on slow growth in
both channels.

Questions